UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                      ---------------------------


                              FORM 8-K/A

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  April 17, 1998
                                                  --------------





                    AMERICAN COUNTRY HOLDINGS INC.
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        (Exact name of registrant as specified in its charter)




     Delaware                 0-22922           06-0995978
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(State or other            (Commission         (IRS Employer
jurisdiction)              File Number)        Identification No.)




          222 N. LaSalle Street, Chicago, Illinois 60601-1105
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          (Address of principal executive offices)   (Zip Code)




Registrant's telephone number, including area code  (312) 456-2000
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     AMENDMENT TO CURRENT REPORT ON FORM 8-K/A FILED APRIL 9, 1998

     This amendment to the Registrant's Current Report on Form 8-K filed on January 22, 1998 (the "Original Report") and the Registrant's Current Report on Form 8-K/A (the "Amended Report"), is being filed
(i) to supplement the disclosure included in Item 4 of the Original Report and clarify the disclosure included in Item 4 of the Amended Report with respect to the Registrant's change of accountant now that the accountant has completed its report with respect to the Registrant's 1997 and 1996 financial statements, and(ii) to file as
Exhibit 16.1 to Item 7 of this Report, a letter from Ernst & Young LLP, the Registrant's former independent accountant, stating that it agrees with the statements made by the Registrant in Item 4 of this Report.

Item 4.   Changes in Registrant's Certifying Accountant

     Ernst & Young LLP ("E&Y") was engaged on July 29, 1997, as American Country Holdings Inc.'s (the "Company") principal accountant to audit the Company's financial statements for the two most recent fiscal years ended December 31, 1997 and 1996. The report of E&Y with respect to the Company's financial statements for the Company's two most recent fiscal years ended December 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Company's two most recent fiscal years ended December 31, 1997 and 1996, and for the period from December 31, 1997 through April 9, 1998, the day on which E&Y notified the Securities and Exchange Commission that its engagement was complete.

     E&Y had been engaged as the Company's principal accountant in July of 1997 when the Company acquired American Country Insurance Company, for which E&Y had served as principal accountant. Upon the recommendation of the Company's Board of Directors, Coopers & Lybrand LLC has been engaged to audit the Company's financial statements for the fiscal year ended December 31, 1998. Coopers & Lybrand LLC was engaged by the Company on January 22, 1998

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (c)  Exhibits.

               16.1 Letter of Ernst & Young LLP dated April 17, 1998 regarding its concurrence with the statements made by Registrant in Item 4 of this Report.

                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN COUNTRY HOLDINGS INC.
                                     (Registrant)



                                   /s/ James P. Byrne
Date: April 17, 1998          By: --------------------------------
                                 James P. Byrne
                                 Treasurer, Chief Financial Officer